Principal Funds, Inc.
Supplement dated January 29, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
In the Sub-Advisors section, delete Los Angeles Capital Management and Equity Research, Inc. and replace with Los Angeles Capital Management LLC

MANAGEMENT OF THE FUNDS
Under The Sub-Advisors, delete the Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. section and replace with the following:
Sub-Advisor: Los Angeles Capital Management LLC ("Los Angeles Capital"), 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, founded in 2002, is a registered investment advisor offering risk-controlled, active equity management services to a broad range of institutional investors.

Funds: a portion of Global Multi-Strategy. Los Angeles Capital will primarily use the equity long/short strategy; however, it may use any of the Fund’s investment strategies.